Tidal Trust II 485BPOS

Exhibit 99.(d)(ii)(xix)

NINETEENTH AMENDMENT TO THE

TIDAL TRUST II

INVESTMENT ADVISORY AGREEMENT

with

TIDAL INVESTMENTS LLC

This Nineteenth Amendment to the Investment Advisory Agreement (the “Amendment”) is made as of August 14, 2026, by and between TIDAL TRUST II (the “Trust”) and TIDAL INVESTMENTS LLC (the “Adviser”).

BACKGROUND:

A.	The Trust and the Adviser have entered into an Investment Advisory Agreement dated as of September 19, 2022, as amended to date (the “Agreement”) pursuant to which the Adviser is engaged by the Trust to serve as the investment adviser to each Fund identified on the then-current Schedule A to the Agreement.

B.	The Trust and the Adviser desire to amend and restate Schedule A to the Agreement to:

Reflect the following name change:

YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF to YieldMax® Memory and Storage Portfolio Option Income ETF

C.	Section 21 of the Agreement allows for the amendment of the Agreement by a written instrument executed by both parties.

D.	This Background section and the Schedule attached to this Amendment are incorporated by reference into, and made a part of, this Amendment.

TERMS:

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.	The current Schedule A to the Agreement is hereby amended and restated in its entirety as set forth on the Amended and Restated Schedule A attached hereto.

2.	Miscellaneous.

a.	Capitalized terms not defined in this Amendment shall have the respective meanings set forth in the Agreement.

b.	Except as specifically amended by this Amendment, and except as necessary to conform to the intention of the parties herein above set forth, the Agreement shall remain unaltered and in full force and effect and is hereby ratified and confirmed.

c.	The Agreement, as amended hereby, together with its Schedule, constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by duly authorized representatives as of the date first set forth above.

TIDAL TRUST II		TIDAL INVESTMENTS, LLC
on behalf of its series listed on Amended Schedule A

By:	/s/Eric Falkeis	By:	/s/Jay Pestrichelli
Name:	Eric Falkeis	Name:	Jay Pestrichelli
Title:	Principal Executive Officer	Title:	Chief Trading Officer
Date:	8/17/2026	Date:	8/17/2026

Amended AND RESTATED

Schedule A

to the

TIDAL TRUST II

INVESTMENT ADVISORY AGREEMENT

with

TIDAL INVESTMENTS LLC

(June 18, 2026)

Fund Name	Advisory Fee
YieldMax® AAPL Option Income Strategy ETF	0.99%
YieldMax® AMZN Option Income Strategy ETF	0.99%
YieldMax® BRK.B Option Income Strategy ETF	0.99%
YieldMax® COIN Option Income Strategy ETF	0.99%
YieldMax® META Option Income Strategy ETF	0.99%
YieldMax® GOOGL Option Income Strategy ETF	0.99%
YieldMax® NFLX Option Income Strategy ETF	0.99%
YieldMax® NVDA Option Income Strategy ETF	0.99%
YieldMax® XYZ Option Income Strategy ETF	0.99%
YieldMax® TSLA Option Income Strategy ETF	0.99%
YieldMax® Innovation Option Income Strategy ETF	0.99%
YieldMax® KWEB Option Income Strategy ETF	0.99%
YieldMax® Gold Miners Option Income Strategy ETF	0.99%
YieldMax® XBI Option Income Strategy ETF	0.99%
YieldMax® TLT Option Income Strategy ETF	0.99%
YieldMax® ABNB Option Income Strategy ETF	0.99%
YieldMax® AMD Option Income Strategy ETF	0.99%

YieldMax® MRNA Option Income Strategy ETF	0.99%
YieldMax® PYPL Option Income Strategy ETF	0.99%
YieldMax® DIS Option Income Strategy ETF	0.99%
YieldMax® JPM Option Income Strategy ETF	0.99%
YieldMax® MSFT Option Income Strategy ETF	0.99%
YieldMax® XOM Option Income Strategy ETF	0.99%
YieldMax® AI Option Income Strategy ETF	0.99%
YieldMax® ROKU Option Income Strategy ETF	0.99%
YieldMax® SNOW Option Income Strategy ETF	0.99%
YieldMax® ZM Option Income Strategy ETF	0.99%
YieldMax® ADBE Option Income Strategy ETF	0.99%
YieldMax® NKE Option Income Strategy ETF	0.99%
YieldMax® ORCL Option Income Strategy ETF	0.99%
YieldMax® INTC Option Income Strategy ETF	0.99%
YieldMax® BIIB Option Income Strategy ETF	0.99%
YieldMax® BA Option Income Strategy ETF	0.99%
YieldMax® AI Option Income Strategy ETF	0.99%
YieldMax® Universe Fund of Option Income ETFs	0.29%
YieldMax® Magnificent 7 Fund of Option Income ETFs	0.29%
YieldMax® Ultra Option Income Strategy ETF	1.24%
YieldMax® MSTR Option Income Strategy ETF	0.99%
YieldMax® TSLA Short Option Income Strategy ETF	0.99%
YieldMax® Innovation Short Option Income Strategy ETF	0.99%
YieldMax® NVDA Short Option Income Strategy ETF	0.99%
YieldMax® COIN Short Option Income Strategy ETF	0.99%

YieldMax® AAPL Short Option Income Strategy ETF	0.99%
YieldMax® N100 Short Option Income Strategy ETF	0.99%
YieldMax® Bitcoin Option Income Strategy ETF	0.99%
YieldMax® BABA Option Income Strategy ETF	0.99%
YieldMax® CVNA Option Income Strategy ETF	0.99%
YieldMax® DKNG Option Income Strategy ETF	0.99%
YieldMax® HOOD Option Income Strategy ETF	0.99%
YieldMax® JD Option Income Strategy ETF	0.99%
YieldMax® MARA Option Income Strategy ETF	0.99%
YieldMax® PDD Option Income Strategy ETF	0.99%
YieldMax® PLTR Option Income Strategy ETF	0.99%
YieldMax® RBLX Option Income Strategy ETF	0.99%
YieldMax® SHOP Option Income Strategy ETF	0.99%
YieldMax® SMCI Option Income Strategy ETF	0.99%
YieldMax® TSM Option Income Strategy ETF	0.99%
YieldMax® Ether Option Income Strategy ETF	0.99%
YieldMax® Target 12™ Semiconductor Option Income ETF	0.99%
YieldMax® Target 12™ Biotech & Pharma Option Income ETF	0.99%
YieldMax® Target 12™ Energy Option Income ETF	0.99%
YieldMax® Target 12™ Real Estate Option Income ETF	0.99%
YieldMax® Target 12™ Tech & Innovation Option Income ETF	0.99%
YieldMax® Target 12™ Big 50 Option Income ETF	0.99%
YieldMax® Dorsey Wright Hybrid 5 Income ETF	0.29%
YieldMax® Dorsey Wright Featured 5 Income ETF	0.29%
YieldMax® AI & Tech Portfolio Option Income ETF	0.99%

YieldMax® Crypto Industry & Tech Portfolio Option Income ETF	0.99%
YieldMax® China Portfolio Option Income ETF	0.99%
YieldMax® Semiconductor Portfolio Option Income ETF	0.99%
YieldMax® Biotech & Pharma Portfolio Option Income ETF	0.99%
YieldMax® Ultra Short Option Income Strategy ETF	1.24%
YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF	0.99%
YieldMax® S&P 500 0DTE Covered Call Strategy ETF	0.99%
YieldMax® R2000 0DTE Covered Call Strategy ETF	0.99%
YieldMax® MSTR Short Option Income Strategy ETF	0.99%
YieldMax® AMD Short Option Income Strategy ETF	0.99%
YieldMax® AMZN Short Option Income Strategy ETF	0.99%
YieldMax® MARA Short Option Income Strategy ETF	0.99%
YieldMax® Bitcoin Short Option Income Strategy ETF	0.99%
YieldMax® META Short Option Income Strategy ETF	0.99%
YieldMax® SMCI Short Option Income Strategy ETF	0.99%
YieldMax® AI Performance & Income Target 25 ETF	0.99%
YieldMax® AMD Performance & Income Target 25 ETF	0.99%
YieldMax® AMZN Performance & Income Target 25 ETF	0.99%
YieldMax® COIN Performance & Income Target 25 ETF	0.99%
YieldMax® MARA Performance & Income Target 25 ETF	0.99%
YieldMax® MSTR Performance & Income Target 25 ETF	0.99%
YieldMax® NVDA Performance & Income Target 25 ETF	0.99%
YieldMax® PLTR Performance & Income Target 25 ETF	0.99%
YieldMax® SMCI Performance & Income Target 25 ETF	0.99%
YieldMax® TSLA Performance & Income Target 25 ETF	0.99%

YieldMax® Bitcoin Performance & Income Target 25 ETF	0.99%
YieldMax® RDDT Option Income Strategy ETF	0.99%
YieldMax® GME Option Income Strategy ETF	0.99%
YieldMax® AFRM Option Income Strategy ETF	0.99%
YieldMax® CRWD Option Income Strategy ETF	0.99%
YieldMax® UBER Option Income Strategy ETF	0.99%
YieldMax® ARM Option Income Strategy ETF	0.99%
YieldMax® AVGO Option Income Strategy ETF	0.99%
YieldMax® HIMS Option Income Strategy ETF	0.99%
YieldMax® APP Option Income Strategy ETF	0.99%
YieldMax® LLY Option Income Strategy ETF	0.99%
YieldMax® SPOT Option Income Strategy ETF	0.99%
YieldMax® IONQ Option Income Strategy ETF	0.99%
YieldMax® GLXY Option Income Strategy ETF	0.99%
YieldMax® CRWV Option Income Strategy ETF	0.99%
YieldMax® CRCL Option Income Strategy ETF	0.99%
YieldMax® U.S. Stocks Target Double Distribution ETF	0.99%
YieldMax® Hundred Club ETF	0.39%
YieldMax® Top Ten ETF	0.39%
YieldMax® Memory and Storage Portfolio Option Income ETF	0.99%
YieldMax® Strategic Metals & Mining Portfolio Option Income ETF	0.99%
YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF	0.99%
YieldMax® RoboTech & Automation Portfolio Option Income ETF	0.99%
YieldMax® [SpaceX] Option Income Strategy ETF	0.99%

YieldMax® [Anthropic] Option Income Strategy ETF	0.99%
YieldMax® [Databricks] Option Income Strategy ETF	0.99%
YieldMax® [OpenAI] Option Income Strategy ETF	0.99%

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